Exhibit 10.1(b)

Execution Version

AMENDED AND RESTATED WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S (INCLUDING RULE 905 THEREOF) UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE AFTER 5:00 P.M. (TORONTO TIME) ON THE EXPIRY DATE(S) SET FORTH ON APPENDIX “A” HERETO, SUBJECT TO THE TERMS AND CONDITIONS HEREIN, UNLESS THE HOLDER (AS DEFINED HEREIN) HAS EXERCISED ITS RIGHTS PRIOR THERETO.

MEDMEN ENTERPRISES INC.

(Organized under the laws of British Columbia)

Certificate Number: 2021-4AR-[●]	Warrant to Purchase
Issuance Date: August [●], 2021	[●] Shares

SHARE PURCHASE WARRANTS

THIS IS TO CERTIFY THAT, for value received, [Holder Name], [Holder Address], [Corporate entity], or its lawful assignee (the “Holder”) is entitled to subscribe for and purchase up to [●] non-assessable Class B Subordinate Voting Shares in the capital of MEDMEN ENTERPRISES INC., a company organized under the laws of the Province of British Columbia (the “Company”) at the Exercise Price (as defined herein) at any time on or before the Expiry Time. This Warrant Certificate (as defined herein) is subject to the provisions of the Terms and Conditions attached hereto as SCHEDULE “A” and forming part hereof.

The rights represented by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to a fraction of a Share) by surrender of this Warrant Certificate (properly endorsed as required), together with the Warrant Exercise Form (as defined herein), duly completed and executed, to the Company at 10115 Jefferson Blvd., Culver City, California 90232, Attention: General Counsel, or such other address as the Company may from time to time in writing direct, together with a certified cheque, bank draft or wire transfer payable to or to the order of the Company in payment of the purchase price of the number of Shares (as defined herein) subscribed for. The Holder is advised to read “Instructions to Holders” attached hereto as APPENDIX “B” for details on how to complete the Warrant Exercise Form.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by its duly authorized officer, as of the Issuance Date set forth above.

MEDMEN ENTERPRISES INC.

By:
Name:	Reece Fulgham
Title:	Chief Financial Officer

SCHEDULE “A”

TERMS AND CONDITIONS

ATTACHED TO CLASS B SUBORDINATE VOTING SHARE

PURCHASE WARRANTS

ISSUED BY MEDMEN ENTERPRISES INC.

(the “Company”)

Each Warrant (as defined herein), whether single or part of a series hereunder, is subject to these Terms and Conditions as they were at the date of issue of the Warrant.

PART 1

DEFINITIONS AND INTERPRETATION

Definitions

Section 1.1 In these Terms and Conditions, except as otherwise expressly provided herein, the following words and phrases will have the following meanings:

(a)	“Company” means MedMen Enterprises Inc., a corporation organized under the laws of the Province of British Columbia and includes any successor corporations and assigns;

(b)	“Exercise Price” means the price(s) per Share set forth on APPENDIX “A” or as may be adjusted pursuant to Part 5;

(c)	“Expiry Date” means the date(s) set forth on APPENDIX “A”.

(d)	“Expiry Time” means 5:00 p.m. (Toronto time) on the Expiry Date;

(e)	“Holder” means the registered holder of the Warrants;

(f)	“person” means an individual, corporation, limited liability company, partnership, trust, trustee or any unincorporated organization, and words importing persons have a similar meaning;

(g)	“Purchase Agreement” means the Fourth Amended and Restated Securities Purchase Agreement dated August [●], 2021 among the Company, the other Credit Parties party thereto, the Holder, the other Purchasers party thereto and the Collateral Agent party thereto, pursuant to which the Holder has purchased or otherwise acquired, among other securities, the Warrants, as amended, restated, supplemented or otherwise modified from time to time;

(h)	“Shares” or, as appropriate in the context, “shares” means the Class B Subordinate Voting Shares in the capital of the Company as constituted at the date of issue of the Warrants and any shares resulting from any event referred to in Part 5;

(i)	“Warrant” means a warrant of the Company as evidenced by the Warrant Certificate, and one (1) Warrant entitles the Holder to purchase one (1) Share at any time on or prior to the Expiry Time at the Exercise Price;

(j)	“Warrant Certificate” means this Amended and Restated Warrant Certificate evidencing the Warrants; and

(k)	“Warrant Exercise Form” means the form attached hereto as APPENDIX “C”.

(l)	“Warrant Transfer Form” means the form attached hereto as APPENDIX “D”.

Interpretation

Section 1.2 In these Terms and Conditions, except as otherwise expressly provided herein:

(a)	the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Warrant Certificate as a whole and not to any particular Part, Section, subsection, clause, subclause or other subdivision;

(b)	a reference to a Part, Section, subsection, clause, subclause or other subdivision means a Part, Section, subsection, clause, subclause or other subdivision, as applicable, of these Terms and Conditions;

(c)	the headings are for convenience only, do not form a part of these Terms and Conditions and are not intended to interpret, define or limit the scope, extent or intent of these Terms and Conditions or any of its provisions;

(d)	all dollar amounts referred to herein are expressed in United States dollars;

(e)	time will be of the essence hereof; and

(f)	words importing the singular number include the plural and vice versa, and words importing the masculine gender include feminine and neuter genders.

Applicable Law

Section 1.3 This Warrant Certificate will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and will be treated in all respects as a legal contract under the laws of the Province of British Columbia.

Protection of Certain Individuals

Section 1.4 Subject to as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement herein contained or in any of the Warrants represented hereby shall be taken against any shareholder, employee, consultant, officer or director of the Company or of any of its affiliates, either directly or through the Company or any of its affiliates, it being expressly agreed and declared that the obligations under the Warrants evidenced hereby, are solely corporate obligations of the Company and that no personal liability whatever shall attach to or be incurred by the shareholders, employees, consultants, officers or directors of the Company or of any of its affiliates or any of them in respect thereof, any and all rights and claims against every such shareholder, employee, consultant, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants evidenced hereby.

PART 2

ISSUE OF WARRANTS

Additional Warrants

Section 2.1 Subject to the other Operative Documents, the Company may at any time and from time to time issue Warrants or grant or issue options or other rights to purchase or otherwise acquire shares of the Company.

Issue in Substitution for Lost Warrants

Section 2.2 In case this Warrant Certificate will become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate(s) of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for, and in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the Warrants represented by such substituted Warrant Certificate(s) will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants of the same issue. The Company may charge a reasonable fee for the issuance and delivery of a new Warrant Certificate(s).

Section 2.3 The applicant for the issue of a new Warrant Certificate(s) pursuant hereto will bear the reasonable cost of the issue thereof and in the case of loss, destruction or theft furnish to the Company such evidence of ownership, and of loss, destruction or theft of this Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its reasonable discretion; and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company, acting reasonably, and will pay the reasonable charges of the Company in connection therewith.

Holder Not a Shareholder

Section 2.4 The holding of a Warrant alone will not constitute the Holder a shareholder of the Company with respect to the Shares issuable upon exercise of such Warrant, nor entitle the Holder to any right or interest in respect thereof, except as expressly provided in this Warrant Certificate.

Securities Law Exemption

Section 2.5 The Holder acknowledges and agrees that any Shares issuable pursuant to the exercise of any Warrants will be issued only on a “private placement” basis and that the Company has no obligation to, and does not intend to, file any prospectus or registration statement in any jurisdiction in order to qualify any Warrants and/or Shares for resale to the public.

PART 3

OWNERSHIP

Exchange and Transfer of Warrants

Section 3.1 A Warrant Certificate in any authorized denomination, upon compliance with the reasonable requirements of the Company, may be exchanged for a Warrant Certificate(s) in any other authorized denomination of the same issue entitling the Holder to purchase an equal aggregate number of Shares at the same Exercise Price and on the same terms as the Warrant Certificate so exchanged.

Section 3.2 Warrants may be exchanged only with the Company.

Section 3.3 The Warrants are transferable by the Holder completing and submitting to the Company a completed and duly executed Warrant Transfer Form along with this Warrant Certificate and such other documentation as may be requested by the Company, including an opinion of appropriate legal counsel of recognized standing in form and substance satisfactory to the Company, evidencing that the Warrants have been transferred in accordance with all applicable laws, and after payment by the Holder of any transfer taxes or governmental or other charges arising in connection with the transfer. The Holder shall comply and cause compliance with all applicable laws in connection with any transfer of the Warrants.

Charges for Exchange or Transfer

Section 3.4 In connection with any exchange or transfer of Warrants, except as otherwise herein provided, payment of any transfer taxes or governmental or other charges will be made by the Holder.

Ownership of Warrants

Section 3.5 The Company may deem and treat the registered holder of this Warrant Certificate as the absolute owner of the Warrants for all purposes and will not be affected by any notice or knowledge to the contrary.

Notice to Holder

Section 3.6 Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested and postage prepaid, delivered by commercial overnight courier service, with charges prepaid, or emailed, to the address set forth on this Warrant Certificate or the applicable Warrant Transfer Form, and shall be deemed to have been given upon delivery, if delivered personally, three (3) days after mailing, if mailed, or one Business Day (as defined in the Purchase Agreement) after delivery to the courier, if delivered by overnight courier service, if e-mailed prior to 5:00 PM New York time on a Business Day, the same Business Day such email was delivered, and if emailed after 5:00 PM New York time on a Business Day or on a non-Business Day, the Business Day following the day such e-mail was delivered.

PART 4

EXERCISE OF WARRANTS

Method of Exercise of Warrants

Section 4.1 The right to purchase Shares conferred by a Warrant may be exercised by the Holder surrendering this Warrant Certificate, together with a duly completed and executed Warrant Exercise Form. The Holder shall either (a) deliver with the Warrant Exercise Form a certified cheque, bank draft or wire transfer for the aggregate Exercise Price payable to, or to the order of, the Company, at the address as set out on this Warrant Certificate or such other address as the Company may from time to time in writing direct, or (b) elect, by instructing the Company on the Warrant Exercise Form, to receive Shares then issuable upon exercise of all or any part of this Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the Holder shall surrender Warrants in exchange for the number of Shares as computed using the following formula:

X       = [Y (A-B)] / A

Where:           X       =       the number of Shares to be issued to the Holder

Y       =       the number of Shares issuable to the Holder upon a cash exercise of the applicable number of Warrants duly surrendered for exercise (the “Exercised Amount”)

A = the Current Market Price (as defined in Section 5.1(1)(b)) of one Share on the effective date that this Warrant Certificate, along with all associated documentation required pursuant to this Warrant Certificate, are duly surrendered to the Company for exercise

B = the per Share Exercise Price (as adjusted in accordance with this Warrant Certificate as of the date of such calculation)

Any reference to the payment of the Exercise Price herein is deemed to include delivery of Warrants for cashless exercise as set forth in this Section 4.1.

Effect of Exercise of Warrants

Section 4.2 Upon surrender and payment as aforesaid, the Shares so subscribed for will be deemed to have been issued, and the Holder will be deemed to have become the holder of such Shares on the date of such surrender and payment, and such Shares will be issued in exchange for the aggregate Exercise Price, as such Exercise Price may be adjusted in the events and in the manner described herein. Any Warrants surrendered to the Company for exercise shall be deemed to be cancelled upon such surrender.

Section 4.3 Within seven days after surrender and payment as aforesaid, the Company or its transfer agent will forthwith cause to be mailed to the person in whose name the Shares are directed to be registered as specified in such Warrant Exercise Form, or if no such direction is given, to the Holder at the last address of the Holder appearing on the register maintained for the Warrants, one or more certificates or DRS statements for the appropriate number of Shares not exceeding those which the Holder is entitled to purchase pursuant to this Warrant Certificate.

Subscription for Less than Entitlement

Section 4.4 The Holder may purchase or exercise Warrants for a number of Shares less than the aggregate number which the Holder is entitled to purchase pursuant to this Warrant Certificate. In the event of any purchase of or exercise of Warrants for a number of Shares less than the number which can be purchased pursuant to this Warrant Certificate, the Holder, upon exercise thereof, will, in addition to certificates or DRS statements representing Shares issued on such exercise, be entitled to receive a new Warrant Certificate (with or without legends, as may be appropriate) in respect of the balance of the Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate but which were not then purchased.

Warrants for Fractions of Shares

Section 4.5 To the extent that the Holder is entitled to receive on the exercise of a Warrant a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant(s) which in the aggregate will entitle the Holder to receive a whole number of Shares. In all cases, the number of Shares issuable upon the exercise of any Warrants shall be rounded down to the nearest whole number, without payment or compensation in lieu thereof.

Expiration of Warrants

Section 4.6 After the Expiry Time, all rights under the Warrants will wholly cease and terminate, and the Warrants will thereupon be void and of no effect.

Exercise Price

Section 4.7 The price per Share which must be paid to exercise a Warrant is the Exercise Price, as may be adjusted in the events and in the manner described herein.

No Obligation to Purchase

Section 4.8 Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Company to issue any Shares except those Shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

If Share Transfer Books Closed

Section 4.9 The Company shall not be required to deliver certificates for or other evidence of Shares while the share transfer books of the Company are closed (in accordance with the Company’s corporate governance documents and applicable law) for any lawful purpose, and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Shares called for thereby during any such period, mailing of certificates for or other evidence of Shares may be postponed for a period not exceeding seven days after the date of the re-opening of said share transfer books.

PART 5

ADJUSTMENTS

Section 5.1 Adjustments

(1)	Definitions: For the purposes of this Part 5, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection:

(a)	“Adjustment Period” means the period commencing on the date of issue of this Warrant Certificate and ending at the Expiry Time;

(b)	“Current Market Price” at any date means the price per share equal to the volume weighted average price at which the Shares have traded, during the twenty (20) consecutive trading day period ending on the day that is three (3) trading days before such date, on the Canadian Securities Exchange or another stock exchange on which the Shares principally trade or, if the Shares are not then listed on such an exchange, in the over-the-counter market, and if no overthe-counter market exists for the Shares then the Current Market Price shall be as determined by the directors of the Company, acting reasonably and in good faith relying upon the advice of independent financial advisors, which determination shall be conclusive. The volume weighted average price per share shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange or market during the said twenty (20) consecutive trading days by the total number of such shares so sold;

(c)	“director” means a director of the Company at the relevant time and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Company as a board or, whenever empowered, action by any committee of the directors of the Company; and

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)	Adjustments: The Exercise Price and the number of Shares issuable to the Holder pursuant to this Warrant Certificate shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Company shall:

(i)	fix a record date for the issue of, or issue, Shares to the holders of all or substantially all of the outstanding Shares by way of a stock dividend;

(ii)	fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the Shares payable in Shares or securities exchangeable or exercisable for or convertible into Shares;

(iii)	subdivide the outstanding Shares into a greater number of Shares; or

(iv)	consolidate the outstanding Shares into a lesser number of Shares;

(any of such events in subclauses 5.1(2)(a)(i), 5.1(2)(a)(ii), 5.1(2)(a)(iii) and 5.1(2)(a)(iv) above being herein called a “Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Shares are determined for the purposes of the Share Reorganization and the effective date of the Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which shall be the number of Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Share Reorganization; and

(B)	the denominator of which shall be the number of Shares which will be outstanding immediately after giving effect to such Share Reorganization (including in the case of a distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares that would be outstanding had such securities all been exchanged or exercised for or converted into Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(a) as a result of the fixing by the Company of a record date for the distribution of, or the distribution of, securities exchangeable or exercisable for or convertible into Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(b)	If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Shares, at an exchange or conversion price per share, which price shall be deemed to include any cost of acquisition of such securities exchangeable for or convertible into Shares, in addition to any direct costs of acquisition of the Shares (the “Per Share Cost”)) of less than 95% of the Current Market Price on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of:

(A)	the number of Shares outstanding on the record date for the Rights Offering; and

(B)	the quotient determined by dividing:

either: (a) the product of the number of Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Shares are offered; or (b) the product of the Per Share Cost of the securities so offered during the Rights Period pursuant to the Rights Offering and the number of Shares for or into which the securities offered may be exchanged, exercised or converted, as the case may be; by the Current Market Price as of the record date for the Rights Offering; and

(ii)	the denominator of which shall be the aggregate of the number of Shares outstanding on such record date and the number of Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares into which such securities may be exchanged, exercised or converted).

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(b) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants referred to in this Subsection 5.1(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)	If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Shares of:

(i)	shares of the Company of any class other than Shares;

(ii)	rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares (other than rights, options or warrants pursuant to which holders of Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Shares or securities exchangeable or exercisable for or convertible into Shares at a price per share (or in the case of securities exchangeable or exercisable for or convertible into Shares at a Per Share Cost on the record date for the issue of such securities) of at least 95% of the Current Market Price on such record date);

(iii)	evidences of indebtedness of the Company; or

(iv)	any property or other assets of the Company;

and if such issue or distribution does not constitute a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which shall be the difference between:

the product of the number of Shares outstanding on such record date and the Current Market Price on such record date, and the aggregate fair value, as determined by the directors of the Company, to the holders of Shares of the shares, rights, options, warrants, evidences of indebtedness, property or other assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which shall be the product obtained by multiplying the number of Shares outstanding on such record date by the Current Market Price on such record date.

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(c) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares referred to in this Subsection 5.1(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the Exercise Price which would then be in effect if the fair market value had been determined on the basis of the number of Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(d)	If at any time during the Adjustment Period there shall occur:

(i)	a reclassification or redesignation of the Shares, any change or exchange of the Shares into other shares or securities or any other capital reorganization involving the Shares other than a Share Reorganization;

(ii)	a consolidation, amalgamation, arrangement, merger or other form of business combination of the Company with or into any other body corporate or entity which results in a reclassification or redesignation of the Shares or a change or exchange of the Shares into or for other shares or securities; or

(iii)	the transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization, the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Shares which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

(e)	If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of Subsections 5.1(2)(a), 5.1(2)(b), or 5.1(2)(c) hereof, then the number of Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(3)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to Subsection 5.1(2) hereof.

(a)	Subject to the following provisions of this Subsection 5.1(3), any adjustment made pursuant to Subsection 5.1(2) hereof shall be made successively whenever an event referred to therein shall occur.

(b)	No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price; provided, however, that any adjustments which except for the provision of this Subsection 5.1(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of Subsection 5.1(2) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Shares issuable upon the exercise of the Warrants (except in respect of the Share Reorganization described in Subsection 5.1(2)(a)(iv) hereof or a Capital Reorganization described in Subsection 5.1(2)(d) hereof).

(c)	No adjustment in the Exercise Price or in the number or kind of securities or other property purchasable upon the exercise of the Warrants shall be made in respect of any event described in Section 5.1 hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event.

(d)	No adjustment in the Exercise Price or in the number of Shares purchasable upon the exercise of this Warrant Certificate shall be made pursuant to Subsection 5.1(2) hereof in respect of the issue from time to time of Shares and Shares pursuant to this Warrant Certificate, pursuant to any stock option, stock purchase, stock bonus or other incentive plan in effect from time to time for directors, officers or employees of the Company and/or any affiliate of the Company, or pursuant to any redemption or exchange of securities of any subsidiaries of the Company in accordance with the terms of the Company’s and such subsidiaries’ Organization Documents, whether in (i) cash, (ii) shares of the Company, (iii) warrants or similar rights to purchase any shares of the Company or property or other assets of the Company, and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Share Reorganization, a Rights Offering nor any other event described in Subsection 5.1(2) hereof.

(e)	If at any time during the Adjustment Period the Company shall take any action affecting the Shares, other than an action described in Subsection 5.1(2) hereof, which in the opinion of the directors would have a material adverse effect upon the rights of the Holder, either or both the Exercise Price and the number of Shares purchasable upon exercise of the Warrants shall be adjusted in such manner, if any, and at such time, by action of the directors, in their sole discretion, as may be equitable in the circumstances; provided, however, that any such adjustment shall be subject to the approval of the applicable recognized stock exchange (if the Shares are then listed on such stock exchange) and any other required regulatory approvals. Failure of the taking of action by the directors so as to provide for an adjustment on or prior to the effective date of any action by the Company affecting the Shares will be conclusive evidence that the directors have determined that it is equitable to make no adjustment under the circumstances; provided that any such failure shall be subject to Section 5.2 below.

(f)	If the Company shall set a record date to determine holders of Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Shares purchasable upon exercise of the Warrants shall be required by reason of the setting of such record date.

(g)	In any case in which this Warrant Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to in Subsection 5.1(2) hereof, the Company may defer, until the occurrence of such event:

(i)	issuing to the Holder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the Holder any distribution declared with respect to such additional Shares after such record date and before such event;

provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing the right of the Holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the number of Shares purchasable upon the exercise of the Warrants and to such distribution declared with respect to any such additional Shares issuable on this exercise of the Warrants.

(h)	In the absence of a resolution of the directors fixing a record date for any event which would require any adjustment pursuant to Subsection 5.1(2) hereof, the Company will be deemed to have fixed as the record date therefor the date on which the event is effected.

(i)	As a condition precedent to the taking of any action which would require an adjustment pursuant to Subsection 5.1(2) hereof, including the Exercise Price and the number or class of shares or other securities which are to be received upon the exercise of the Warrants, the Company shall take any action which may, in the opinion of counsel to the Company, be necessary in order that the Company may validly and legally issue as fully paid and non-assessable shares all of the Shares or other securities which the Holder is entitled to receive in accordance with the provisions of this Warrant Certificate.

(4)	Notice: At least seven (7) days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the Holder under this Warrant Certificate, including the Exercise Price and the number of Shares which are purchasable under this Warrant Certificate, the Company shall deliver to the Holder a certificate of the Company specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this Subsection 5.1(4) has been given is not then determinable, the Company shall promptly after such adjustment is determinable deliver to the Holder a certificate providing the calculation of such adjustment. The Company hereby covenants and agrees that the register of transfers and transfer books for the Shares will be open, and that the Company will not take any action which might deprive the Holder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such seven (7) day period.

Determination of Adjustments

Section 5.2 If any question or dispute will at any time arise with respect to any adjustments to be made under Part 5, such question or dispute will be determined by a mutually acceptable firm of independent chartered or certified public accountants other than the accountant duly appointed as auditor of the Company, and such firm will have access to all appropriate records, and such determination, absent manifest error, will be binding upon the Company and the Holder.

PART 6

COVENANTS BY THE COMPANY

Reservation of Shares

Section 6.1 The Company will reserve, and there will remain unissued out of its authorized capital, a sufficient number of Shares to satisfy the rights of purchase provided for in this Warrant Certificate from time to time.

PART 7

RESTRICTION ON EXERCISE

Section 7.1 The Warrants and the Shares to be issued upon their exercise have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. The Warrants may not be exercised in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Shares are registered under the U.S. Securities Act and the applicable laws of any such state or (ii) an exemption from such registration requirements is available and, in either case, the Holder has complied with the requirements set forth in the Warrant Exercise Form. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

Section 7.2 Any Shares issued upon exercise of Warrants in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act.1 The certificates or DRS statements representing such Shares, as well as all certificates or DRS statements issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate or DRS statement, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S (INCLUDING RULE 905 THEREOF) UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that, if the Shares are being sold otherwise than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

Section 7.3 Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates or DRS statements evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate or DRS statement, at that holder’s expense, provides the Company with evidence reasonably satisfactory in form and substance to the Company (which may include an opinion of legal counsel of recognized standing in form and substance reasonably satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate or DRS statement may thereafter be surrendered to the Company in exchange for a certificate or DRS statement which does not bear such legend.

1 NTD: To confirm in new draft SPA that all convertible notes and warrants are being represented to as private transactions (and not utilizing Regulation S, which would require additional procedures to be implemented).

PART 8

MODIFICATION OF TERMS, SUCCESSORS

Modification of Terms and Conditions for Certain Purposes

Section 8.1 From time to time the Company may, subject to the provisions of this Warrant Certificate, with the consent of the Holder, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a)	making such provisions not inconsistent herewith as may be reasonably necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of Warrants on any stock exchange (for the avoidance of doubt, the Company is not under any obligation to obtain or attempt to obtain any listing or quotation of the Warrants);

(b)	adding to or altering the provisions hereof in respect of the registration of Warrants and adding to or altering the provisions hereof for the exchange of Warrant Certificates of different denominations;

(c)	making any modification in the form of Warrant Certificates which does not affect the substance thereof;

(d)	for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

(e)	to evidence any succession of any corporation and the assumption by any successor of the covenants of the Company herein and in the Warrants contained as provided hereafter in this Part 8.

The Company may Amalgamate on Certain Terms

Section 8.2 Nothing herein contained will prevent any amalgamation or merger of the Company with or into any other company, or the sale of the property or assets of the Company to any company, to the knowledge of the Company, lawfully entitled to acquire the same; provided however that such amalgamation or merger or sale of property or assets is permitted under the Purchase Agreement.

Additional Financings

Section 8.3 Nothing herein contained will prevent the Company from issuing any other securities or rights with respect thereto during the period within which a Warrant is exercisable, upon such terms as the Company may deem appropriate.

Amendment and Restatement

Section 8.4 This Warrant Certificate amends, restates, supersedes and replaces Warrant Certificate(s) previously issued by the Company under the Existing Agreement (as defined in the Purchase Agreement) (evidencing the Warrant described in APPENDIX “A” (the “Previously Issued Warrants”)); provided, however, that the execution and delivery by the undersigned of this Warrant Certificate shall not, in any manner or circumstance, be deemed to be a payment of, a novation of or to have terminated, extinguished or discharged any of the undersigned’s obligations evidenced by the Previously Issued Warrants, all of which obligations shall continue under and shall hereinafter be evidenced and governed by this Warrant Certificate.

[End of Schedule “A”]

APPENDIX “A”

EXERCISE PRICES AND EXPIRY DATES 2

Tranche	Date of Issuance	Number of Warrant Shares	Exercise Price	Expiry Date
1-A(1)	4/23/19	[●]	$3.7180	4/23/22
1-A(2)	4/23/19	[●]	$4.2900	4/23/22
1-B(1)	5/22/19	[●]	$3.7180	5/22/22
1-B(2)	5/22/19	[●]	$4.2900	5/22/22
2(A)	7/12/19	[●]	$3.1590	7/12/22
2(B)	7/12/19	[●]	$3.6450	7/12/22
3(A)	11/27/19	[●]	[●]	[●]
3(B)	11/27/19	[●]	[●]	[●]
4	3/27/20	[●]	[●]	[●]
Incremental Advance 1	4/24/20	[●]	[●]	[●]
Incremental Advance 2	9/14/20	[●]	[●]	[●]
Third Restatement Advance	1/11/21	[●]	$0.1608	1/11/26

To the extent there is any conflict between this Appendix “A” and Schedule 1.1(d) to the Purchase Agreement, Schedule 1.1(d) shall control.

2 NTD: information to be filled in by holders counsel, based on the warrants issued.

APPENDIX “B”

INSTRUCTIONS TO HOLDERS

TO EXERCISE:

To exercise Warrants, the Holder must deliver to the Company (i) a completed and signed Warrant Exercise Form, indicating the number shares to be acquired or indicating the Exercised Amount (as defined in the Warrant Certificate) in the event of a net exercise under Section 4.1(b) of the Warrant Certificate, (ii) the corresponding Warrant Certificate, and (iii) either (x) a certified cheque, bank draft or wire transfer payable to or to the order of the Company in payment of the purchase price of the number of shares subscribed for or (y) an indication on the Warrant Exercise Form that the Holder is electing net exercise under Section 4.1(b) of the Warrant Certificate.

TO TRANSFER:

To transfer Warrants, the Holder must complete, sign and deliver the Warrant Transfer Form and deliver the corresponding Warrant Certificate to the Company. As a condition precedent to any such transfer of Warrants, the Holder must pay any transfer taxes or governmental or other charges arising in connection with the transfer and the Company may in its reasonable discretion require additional certificates, opinions and other documentation that evidences that the transfer is being completed in compliance with applicable laws.

To transfer Warrants, the Holder’s signature on the Warrant Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

GENERAL:

If forwarding any documents by mail, registered mail must be employed.

If the Warrant Exercise Form or Warrant Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:

MedMen Enterprises Inc.

10115 Jefferson Blvd.

Culver City, California 90232

Attention: Chief Financial Officer and General Counsel

[End of Appendix “B”]

APPENDIX “C”

WARRANT EXERCISE FORM

TO:	MedMen Enterprises Inc.

10115 Jefferson Blvd.

Culver City, California 90232

Attention: Chief Financial Officer and General Counsel

The undersigned Holder of the within Warrants hereby subscribes for ____________ Class B Subordinate Voting Shares (the “Shares”) of MedMen Enterprises Inc. (the “Company”) pursuant to the within Warrants on the terms and price specified in the Warrants; provided that in the case of a net exercise of the Warrants for Shares under Section 4.1(b) of the Warrant Certificate, this specified amount is hereby deemed to represent the Exercised Amount (as defined in the Warrant Certificate).

The Holder elects the following consideration for the exercise of the Warrants to purchase the Shares (check one):

☐	This subscription is accompanied by a certified cheque, bank draft, or wire transfer payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

☐	The Holder is electing to net exercise the Warrants for Shares under Section 4.1(b) of the Warrant Certificate pursuant to which the Holder is exercising the Warrants.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

As at the time of exercise hereunder, the undersigned Holder represents, warrants and certifies as follows (check one):

☐	(A) the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this exercise form in the United States; OR

☐	(B) the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form; OR

☐	(C) if the undersigned holder is a U.S. Holder, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel of recognized standing (which will not be sufficient unless it is in form and substance reasonably satisfactory to the Company) or such other evidence reasonably satisfactory to the Company to the effect that with respect to the Shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Note: If the Holder is exercising the Warrant utilizing the checkbox for paragraph 1 (A) above, the Holder acknowledges and agrees that notwithstanding anything in this Warrant to the contrary, such shares shall not be issuable until the issuance complies in all respects with Regulation S under the Securities Act including implementation of all requirements for a so-called Category 3 issuance thereunder.

Note: Certificates or DRS statements representing Shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned Holder has indicated that the undersigned Holder is a U.S. Accredited Investor by marking box (B) above, the undersigned Holder additionally represents and warrants to the Company that:

(1)	the undersigned Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(2)	the undersigned is: (i) purchasing the Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

(3)	the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned also acknowledges and agrees that:

(4)	the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering consummated under the Purchase Agreement, and the undersigned has had access to such information concerning the Company as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Shares;

(5)	if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(a)	the sale is to the Company;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Regulation S under the U.S. Securities Act (including Rule 905 thereof) and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company;

(6)	if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned shall comply in connection therewith with all applicable laws and any applicable terms and conditions of the constating documents of the Company;

(7)	the Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

(8)	the Company has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(9)	the certificates representing or other evidence of the Shares (and any certificates or other evidence issued in exchange or substitution for the Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

(10)	delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets; provided, that, if any Shares are being sold other than to the Company, the legend may be removed by delivery to the Transfer Agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(11)	the financial statements of MedMen Enterprises Inc. have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(12)	there may be material tax consequences to the undersigned of an acquisition or disposition of the Shares;

(13)	MedMen Enterprises Inc. is treated as a U.S. domestic corporation under Section 7874 of the Internal Revenue Code of 1986, as amended;

(14)	funds representing the subscription price for the Shares which will be advanced by the undersigned to the Company upon exercise of the Warrants will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Company may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Company if the undersigned discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith;

(15)	the Company is not obligated to remain a “foreign issuer”; and

(16)	the undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Warrant Exercise Form.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of the undersigned Holder and will be sent to the last address of the undersigned Holder appearing on the register maintained for the Warrants.

DATED this _________ day of _______________, 20_____.

In the presence of:

Name of Holder

Signature of Witness	Signature of Holder

Witness’s Name	Name and Title of Authorized Signatory for the Holder

INSTRUCTIONS FOR SUBSCRIPTION

The name for the subscription must correspond in every particular with the name written upon the face of this Warrant Certificate without alteration. If the registration in respect of the certificates or DRS statements representing the Shares to be issued upon exercise of the Warrants differs from the registration of this Warrant Certificate the signature of the registered holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this subscription is executed in the United States, or in accordance with industry standards.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of MEDMEN ENTERPRISES INC. (the “Company”) by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

_______ (1)	Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);
_______ (2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;
_______ (3)	Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;
_______ (4)	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

_______ (5)	A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds US$1,000,000 (for the purposes of calculating joint net worth, joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard of this item (5) does not require that the securities be purchased jointly; and “spousal equivalent” shall mean a cohabitant occupying a relationship generally equivalent to that of a spouse);

_______ (6)	A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_______ (7)	Any director or executive officer of the Company;

_______ (8)

Any entity in which all of the equity owners meet the requirements of at least one of the above categories – if this alternative is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor;

_______ (9)	Any entity, of a type not listed in items (1), (2), (3), (4), or (8), not formed for the specific purpose of acquiring the securities offered, owning investments in excess of US$5,000,000;

_______ (10)

Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status. In determining whether to designate a professional certification or designation or credential from an accredited educational institution for purposes of this item (10), the Commission will consider, among others, the following attributes: (i) The certification, designation, or credential arises out of an examination or series of examinations administered by a self-regulatory organization or other industry body or is issued by an accredited educational institution; (ii) The examination or series of examinations is designed to reliably and validly demonstrate an individual’s comprehension and sophistication in the areas of securities and investing; (iii) Persons obtaining such certification, designation, or credential can reasonably be expected to have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of a prospective investment; and (iv) An indication that an individual holds the certification or designation is either made publicly available by the relevant self-regulatory organization or other industry body or is otherwise independently verifiable;

_______ (11)	Any natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act;

_______ (12)

Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_______ (13)	Any “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements in item (12) of this section and whose prospective investment in the issuer is directed by such family office pursuant to item (12)(iii).

[End of Appendix “C”]

APPENDIX “D”

WARRANT TRANSFER FORM

TO:	MedMen Enterprises Inc.

10115 Jefferson Blvd.

Culver City, California 90232

Attention: Chief Financial Officer and General Counsel

FOR VALUE RECEIVED, the undersigned holder (the “Transferor”) of the within Warrants hereby sells, assigns and transfers to _______________________________ (the “Transferee”), ________________ Warrants of MedMen Enterprises Inc. (the “Company”) registered in the name of the undersigned on the records of the Company and irrevocably appoints ________________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

The undersigned hereby directs that the Warrants hereby transferred be re-issued and delivered as follows:

NAME IN FULL	ADDRESS	NUMBER OF WARRANTS

The Transferor hereby certifies that the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel of recognized standing in form and substance reasonably satisfactory to the Company to the effect that the transfer of the Warrants is exempt from the registration requirements of the U.S. Securities Act.

DATED this _________ day of _______________, 20_____.

Signature of Warrant Holder	Signature Guaranteed

Name of Warrant Holder

Name and Title of Authorized Signatory for the

Warrant Holder

INSTRUCTIONS FOR TRANSFER

The name of the Warrant Holder must correspond in every particular with the name of the person appearing on the face of this Warrant Certificate without alteration.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, this Warrant Certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The signature on the Transfer Form must be guaranteed by a chartered bank or trust company, or a member firm of an approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

The Warrants will only be transferable in accordance with applicable laws. The Warrants and the shares issuable upon exercise thereof have not been and will not be registered under the U.S. Securities Act or under the securities laws of any state of the United States, and may not be transferred to or for the account or benefit of a U.S. person or any person in the United States without registration under the U.S. Securities Act and applicable state securities laws, or compliance with the requirements of an exemption from registration. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

[End of Appendix “D”]